EXHIBIT 10

                           Directors Compensation Plan


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                       THE FIRST NATIONAL BANK OF AMARILLO
                 DIRECTORS' STOCK COMPENSATION PLAN (the "Plan")

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     1. In lieu of cash  compensation  for  meeting  fees  for the  non-employee members of the Board of Directors (the "Directors") of The First National Bank of Amarillo (the "Bank"), effective November 1, 1998, and for the period ending December 31, 2001, the Bank will deliver to the Directors three certificates representing a total of 3,800 shares of common stock, $1 par value per share (the "Shares"), of Tejas Bancshares, Inc. ("Tejas").

     2. Each Director must endorse the certificates in blank (or execute and deliver Assignments Separate from Stock Certificate) and return them to the Bank to be held for future delivery in accordance with the terms of the Plan.

     3. As soon as practicable after January 2, 2000, the Bank will deliver one certificate representing 1,400 Shares to each Director, and after each January 2, 2001, and 2002, the Bank will deliver one certificate representing 1,200 Shares to each Director. The absence of a Director from any regularly scheduled meetings during the 14 months preceding December 31, 1999, or the 12 months preceding December 31, 2000, or 2001, shall reduce the number of Shares to be delivered to him or her by a number calculated by multiplying the number of absences by 100 Shares and subtracting that number of Shares from the Shares otherwise deliverable to the Director for the applicable period.

     4. If a Director terminates as a Director at any time before December 31, 2001, for any reason, including retirement, permanent disability, or death, or the consummation of a "corporate transaction" occurs in which the Bank and/or Tejas is not the surviving entity, the Director or his or her designated beneficiary or his or her estate shall be entitled only to that number of Shares not already delivered to him or her under the Plan calculated by multiplying the number of meetings the Director did attend by 100 during the then-current period, i.e., the 14-month period ending December 31, 1999, or the 12 month-period ending December 31, 2000, or 2001. On termination or on consummation of a "corporate transaction," a certificate representing the number of Shares calculated pursuant to this paragraph will be delivered to the Director or his or her designated beneficiary or his or her estate, free and clear of any restrictions under the Plan except as stated in paragraph 9, as soon as practicable thereafter. Except as provided in this paragraph, termination as a Director or consummation of a "corporate transaction"
immediately terminates any right to receive any other Shares not already delivered or deliverable to him or her under the Plan and any rights to vote those Shares or to receive dividends thereon, and the undelivered Shares will be assigned to the Bank or its designee. "Corporate transaction" means a transaction in which the Bank and/or Tejas is wholly or partially liquidated, or participates in a merger, consolidation, or reorganization.

     5. A leave of absence for any reason authorized by the Tejas Board shall not constitute a termination from the Bank's Board of Directors for purposes of the Plan.


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     6. The Director's rights to the Shares cannot be assigned,  sold,  pledged, or transferred, but they may be transferred by will or by the laws of descent and distribution.

     7. Except as provided in paragraph 4, dividends, if any, will be payable on the Shares regardless of whether the certificates have been delivered to the Directors.

     8. Except as provided in paragraph 4, each Director will be entitled to exercise voting rights for the Shares regardless of whether the certificates have been delivered to the Director.

     9. The Shares will not be registered under the Securities Act of 1933 (the "Act") in reliance upon an exemption of Section 4(2) thereof and will be "restricted securities" as defined in Rule 144 promulgated under the Act. An appropriate legend will be placed upon all certificates to be delivered under the Plan.

     10. The Plan shall be administered by the Board of Directors of Tejas (the "Tejas Board"). The Tejas Board may construe and interpret the Plan, reconcile inconsistencies thereunder, and supply omissions therefrom. Any decision or action taken by the Tejas Board in exercising those powers or otherwise, arising out of or in connection with the construction, administration, interpretation, and effect of the Plan and its rules and regulations, shall be conclusive and binding upon each director and his or her successor.



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